UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 17, 2021
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 17, 2021, CURO Group Holdings Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders elected four directors and approved three other proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

(a)     Election of Directors – Terms Expiring in 2022

The stockholders elected four candidates nominated by the Board of Directors to serve as directors for one-year terms expiring at the annual meeting of stockholders to be held in 2022 or until their respective successors, if any, have been elected and are qualified. The following sets forth the results of the voting with respect to each candidate:

Nominee	For	Withheld	Broker Non-Votes

Don Gayhardt	30,555,302	380,797	3,608,154
David M. Kirchheimer	30,390,500	545,599	3,608,154
Mike McKnight	28,414,566	2,521,533	3,608,154
Elizabeth Webster	30,427,382	508,717	3,608,154

(b) Advisory Vote Approving the Compensation of Executive Officers

The stockholders approved, on an advisory basis, the proposal to approve the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes

30,551,063	295,269	89,767	3,608,154

(c)     Approval of Amendment to 2017 Incentive Plan

The stockholders approved the proposed amendment to increase the number of shares available for issuance under the 2017 Incentive Plan and to make other plan changes.

For	Against	Abstentions	Broker Non-Votes

29,495,092	1,432,007	9,000	3,608,154

(d)     Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021. The following sets forth the results of the voting with respect to this proposal.

For	Against	Abstentions	Broker Non-Votes

34,524,192	18,135	1,926	0

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of June, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President, Chief Financial Officer
                        and Acting Chief Accounting Officer